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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549
   _________________________________________________________________________

                                    FORM 8-K

                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                                  July 6, 2001
                                  ------------
                       (Date of Earliest Event Reported)


                                 ChemFirst Inc.
                                 --------------
             (Exact Name of Registrant as Specified in Its Charter)


      Mississippi                     001-12547                  64-0679456
-------------------------      ------------------------     -------------------
(State of Incorporation)       (Commission File Number)        (IRS Employer
                                                            Identification No.)
    700 North Street, P. O. Box 1249
             Jackson, MS                                         39215-1249
----------------------------------------                     ------------------
(Address of Principal Executive Offices)                         (Zip Code)


                                 (601) 948-7550
                                 --------------
              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
                                 --------------
         (Former Name or Former Address, if Changed Since Last Report)
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Item 2.  Acquisition or Disposition of Assets

     ChemFirst Inc.'s disposition of certain assets of two of its wholly owned subsidiaries to Albemarle Corporation is described in the ChemFirst Inc. news releases dated June 14, 2001 and July 9, 2001, attached hereto as Exhibits 99.1 and 99.2, respectively.

     The base selling price was determined using a multiple of projected cash flows for the sites involved, with the ultimate consideration negotiated between the respective parties.

Item 7.  Financial Statements and Exhibits

     (a)  Not applicable.

     (b)  Not applicable.

     (c)  Exhibits:

             99.1  ChemFirst Inc. news release issued June 14, 2001.

             99.2  ChemFirst Inc. news release issued July 9, 2001.

             99.3  Pro forma financial information.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             CHEMFIRST INC.


Date:  July 20, 2001         By: /s/ Max P. Bowman
                                --------------------------------------------
                                 Max P. Bowman, Vice President, Finance
                                 and Chief Financial Officer
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                                 EXHIBIT INDEX

Exhibit No.  Description
-----------  -----------

    99.1      ChemFirst Inc. news release dated June 14, 2001.

    99.2      ChemFirst Inc. news release dated July 9, 2001.

    99.3      Pro forma financial information.